SUB-ITEM 77Q1(a)

                                AMENDMENT NO. 1
                                       TO
                     AGREEMENT AND DECLARATION OF TRUST OF
                                AIM SECTOR FUNDS



         This Amendment No. 1 to the Agreement and Declaration of Trust of AIM Sector Funds (this "Amendment") amends, effective as of December 10, 2003, the Agreement and Declaration of Trust of AIM Sector Funds (the "Trust") dated as of July 29, 2003, as amended (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 10, 2003.




                                         By:  /s/ Robert H. Graham
                                              --------------------
                                         Name:   Robert H. Graham
                                         Title:  President

                          EXHIBIT 1 TO AMENDMENT NO. 1
                                       TO
                       AGREEMENT AND DECLARATION OF TRUST
                              OF AIM SECTOR FUNDS


                                  "SCHEDULE A

                                AIM SECTOR FUNDS
                         PORTFOLIOS AND CLASSES THEREOF



PORTFOLIO                                       CLASSES OF EACH PORTFOLIO
---------                                       -------------------------

INVESCO Energy Fund                             Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class K Shares
                                                Institutional Class Shares
                                                Investor Class Shares

INVESCO Financial Services Fund                 Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class K Shares
                                                Institutional Class Shares
                                                Investor Class Shares

INVESCO Gold & Precious Metals Fund             Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Institutional Class Shares
                                                Investor Class Shares

INVESCO Health Sciences Fund                    Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class K Shares
                                                Institutional Class Shares
                                                Investor Class Shares

INVESCO Leisure Fund                            Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class K Shares
                                                Institutional Class Shares
                                                Investor Class Shares

INVESCO Technology Fund                         Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class K Shares
                                                Institutional Class Shares
                                                Investor Class Shares

PORTFOLIO                                       CLASSES OF EACH PORTFOLIO
---------                                       -------------------------

INVESCO Utilities Fund                          Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Institutional Class Shares
                                                Investor Class Shares"


                                      A-2